DUAL
exploration inc.

TSX: DLX
1400, 333 - 7th Avenue SW Calgary, Alberta T2P 2Z1
Main (403) 233-7794 Fax (403) 263-2884
info@dualexpl.com www.dualexpl.com

July 4, 2006

1245147 Alberta Ltd.
Attention: President
Suite 700, 520 – 11th Avenue SW
Calgary, Alberta
T2P 1M7

Re: **FARMOUT AGREEMENT**
TWP 83-19-W5M
HARMON VALLEY AREA, ALBERTA

Gentlemen:

Further to recent discussions, this letter will serve to evidence the agreement between 1245147 Alberta Ltd. ("1245147") and Dual Exploration Inc. ("Dual"), regarding 1245147 farming in on the interests of Dual in the captioned area, subject to the following terms and conditions:

1. Definitions

Each capitalized term used in this Head Agreement will have the meaning given to it in the Farmout & Royalty Procedure, and, in addition:

(a) "Contract Depth" means a depth down to and including that which is sufficient to fully evaluate and exploit the oil sands within the Bluesky-Gething formation. Each Test Well shall drill vertically into the Bluesky-Gething formation and then drill horizontally for a length of at least 1000 meters within said Bluesky-Gething formation. The orientation and trajectory of the horizontal section of each Test Well will be discussed and agreed to by the Parties prior to spud.
(b) "Drilling AFE" means the AFE for the drilling and abandonment of the three Test Wells, as attached hereto as Schedule "E";
(c) "Farmee" means 1245147;
(d) "Farmor" means Dual;
(e) "Contract Operator" means Dual, with respect to the drilling, Completing, Equipping or Abandoning of the Test Wells and Option Wells; and
(f) "Test Well" or "Test Wells" means the three horizontal wells to be drilled pursuant to Clause 3 hereof.

2. Schedules

The following Schedules are attached hereto and made a part of this Agreement:

(a) Schedule "A", which describes the Title Documents, Farmout Lands, Farmor's Working Interest and the Encumbrances;
(b) Schedule "B", which sets out the elections and amendments to the 1997 CAPL Farmout & Royalty Procedure;
(c) Schedule "C", which sets out the elections and amendments to the 1990 CAPL Operating Procedure and the 1996 PASC Accounting Procedure;

(d) Schedule "D", which specifies the types of drilling information required to be supplied by the Contract Operator to the Farmor and Farmee pursuant to the Farmout & Royalty Procedure;
(e) Schedule "E", which is the Drilling AFE.

The 1997 CAPL Farmout & Royalty Procedure, the 1990 CAPL Operating Procedure and the 1996 PASC Accounting Procedure are incorporated into this Agreement by reference.

3. Test Wells

Contract Operator will spud the first of three (3) Test Wells at a surface location in LSD 8-20-83-19-W5M on or before October 31, 2006 (subject to surface access, rig availability and regulatory approvals), on behalf of and as an independent contractor of the Farmee. The second and third Test Wells will be drilled forthwith thereafter from the same surface location as the first Test Well.

Farmee shall be responsible for an undivided 100% of the costs, expenses, risks and liabilities associated with drilling, Completing and Equipping or Abandoning the three Test Wells in accordance with Article 3.00 of the Farmout & Royalty Procedure.

Notwithstanding Clause 503 of the Operating Procedure, Dual shall cash call Farmee for 100% of the AFE costs to drill and Abandon the Test Wells. Farmee shall pay 25% of such cash call within 15 days of full execution of this Agreement, and the balance no later than 30 days prior to the anticipated spud date of the first Test Well.

Should the costs to drill the Test Wells exceed the AFE costs plus 15% contingency, Farmee shall elect and instruct the Contract Operator to either: a) proceed with the Test Well drilling operations; or b) halt operations and Abandon the Test Well drilling program. Either option shall be at Farmee's sole cost, risk and expense. Should Farmee elect to proceed with the drilling operation, Contract Operator shall forthwith prepare a supplemental AFE (if it has not already done so), and submit the resulting cash call to Farmee, which shall be paid by Farmee immediately.

4. Test Well Earning

Subject to Article 3.00 of the Farmout & Royalty Procedure, the Farmee will earn an undivided 50% of the Farmor's Working Interest in a preselected contiguous three section earning block of the Farmout Lands which contain the three Test Wells ("the Test Well Block"). For clarification, the Farmee must drill, Complete and Equip or Abandon all three Test Wells in order to earn in the Test Well Block.

In the event Farmee elects to halt operations and Abandon the Test Well program pursuant to the fourth paragraph of Clause 3 herein, it shall be deemed to have completed earning in the Test Well Block, notwithstanding that the provisions of Article 3.00 of the Farmout & Royalty Procedure may not have been satisfied.

5. Option Well Election and Earning

If the Farmee has drilled the three Test Wells to Contract Depth and is not otherwise in default,

the Farmee will have an option to drill three horizontal Option Wells on the Farmout Lands. Each of the three Option Wells shall have the same technical parameters as the Test Wells. The Farmee may elect, by notice to the Farmor within 60 days of rig release of the third Test Well to drill the three Option Wells on the remaining unearned three sections of the Farmout Lands designated in the election to drill the three Option Wells (the "Option Well Block").

If elected, Contract Operator, on behalf of and as independent contractor of Farmee, will spud the first Option Well within 60 days of Farmee's election (subject to surface access, rig availability and regulatory approval).

Earning for the Option Well Block shall be the same as that for the Test Well Block, mutatis mutandis. For clarification, the Farmee must drill, Complete and Equip or Abandon all three Option Wells in order to earn in the Option Well Block.

6. Ongoing Operations

Dual will be the initial Operator under the Operating Procedure. The Parties initial Working Interests in the Test Well Block or Option Well Block, as the case may be, after earning by Farmee hereunder, will be 1245147 - 50% and Dual - 50%.

7. Assignment by Farmee During Earning Phase

Notwithstanding Clause 12.01 of the Farmout & Royalty Procedure, prior to the Farmee earning an interest in the Farmout Lands pursuant to the terms of this Agreement, the Farmee shall not dispose of any of its rights and obligations under this Agreement, without the written consent of the Farmor, which consent may be withheld in the sole discretion of the Farmor.

8. Limitations Act

The two-year period for seeking a remedial order under section 3(1)(a) of the *Limitations Act*, R.S.A. 2000 C. L-12, as amended, for any claim (as defined in that *Act*) arising in connection with this Agreement is extended to:

(a) for claims disclosed by an audit, two years after the time this Agreement permitted that audit to be performed; or
(b) for all other claims, four years.

9. Miscellaneous

(a) Time shall be of the essence in this Head Agreement.
(b) No amendment or variation of the provisions of this Head Agreement shall be binding upon any Party unless and until it is evidenced in writing executed by the Parties.
(c) The Parties shall from time to time and at all times do all such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement.
(d) This Agreement shall enure to the benefit of and be binding upon the respective administrators, trustees, receivers, successors and assigns of the Parties.

(e) The terms and conditions of this Agreement express and constitute the entire agreement among the Parties with respect to the Farmout Lands and the Title Documents.

(f) This Agreement may be executed in counterpart and all executed counterparts, together, shall constitute one agreement.

Please indicate your agreement with the above terms and conditions by signing in the space provided and returning the duplicate copy of this letter to the attention of the undersigned, at which time this Agreement shall become binding on the Parties.

Yours truly,

DUAL EXPLORATION INC.

Garry T. Hides, P.Land
Vice President, Land & Business Development

UNDERSTOOD, ACCEPTED AND AGREED TO this 7th day of July, 2006.

1245147 ALBERTA LTD.

Per: ______________________

Name / Title: Sam Charanek – President.

SCHEDULE "A"

Attached to and forming part of an Agreement dated July 4, 2006 between Dual Exploration Inc. and 1245147 Alberta Ltd.

1. Farmout Lands:

Twp. 83, Rge. 19, W5M: Sections 15, 16, 17, 20, 21, 29
Oilsands from the top of the Peace River fm to the base of the Pekisko fm.

2. Title Documents:

Alberta Crown Oilsands Lease No. 7404041030
Alberta Crown Oilsands Lease No. 7404080869

3. Farmor's Working Interest:

Dual 100%

4. Encumbrances

Crown Lessor Royalty

SCHEDULE "B"

Attached to and forming part of an Agreement dated July 4, 2006 between Dual Exploration Inc. and 1245147 Alberta Ltd.

1997 CAPL Farmout & Royalty Procedure Elections and Amendments

1. Effective Date (Subclause 1.01(f)) - July 4, 2006

2. Payout (Subclause 1.01(t), if Article 6.00 applies) - N/A   Alternate A ____
   Alternate B ____
   Alternate B options, if applicable - _____ m3 of Equivalent Production or _____ years

3. Incorporation of Clauses from 1990 CAPL Operating Procedure (Clause 1.02)

   (1) Insurance (311) Alternate A __X__   Alternate B____

4. Article 4.00 (Option Wells) will _X_ /will not ____ apply.

5. Article 5.00 (Overriding Royalty) will ____ /will not __X__ apply.

6. Quantification of Overriding Royalty (Subclause 5.01A, if applicable)

   (a) Crude Oil   Alternate __N/A__
   If Alternate 1 applies, _____%
   If Alternate 2 applies, _____ (23.84365 is metric 1/150), min. ___% max__%
   (b) Other   Alternate __N/A__
   If Alternate 1 applies, _____%
   If Alternate 2 applies, _____% in (i) and _____% in (ii)

7. Permitted Deductions (subclause 5.04B, if applicable) – Alternate __N/A__
   If Alternate 2 applies, deductions not to be greater than _____% of Market Price.

8. Article 6.00 (Conversion of Overriding Royalty) will _____/ will not __X__ apply
   If Alternate 6.00 applies, conversion to 20% of Working Interest in Subclause 6.04A.

9. Article 8.00 (Area of Mutual Interest) – will _____ /will not __X__ apply.

10. Reimbursement of Land Maintenance Costs (Clause 11.02) – will _____ /will not __X apply.
    If applies, reimbursement of $_____.

SCHEDULE "C"

Attached to and forming part of an Agreement dated July 4, 2006 between Dual Exploration Inc. and 1245147 Alberta Ltd.

1990 CAPL Operating Procedure Elections and Amendments

I.	Operator: Dual Exploration Inc.	
II.	Insurance (Clause 311):	A
III.	Marketing Fee (Clause 604)	A
IV.	Casing Point Election (Clause 903):	A
V.	Penalty for Independent Operations (Clause 1007):	Development Wells 300% Exploratory Wells 500%
VI.	Exception where Title Preserving Well (Clause 1010):	270 days
VII.	Addresses for Notices (Clause 2202):	**1245147 Alberta Ltd.** Suite 700, 520 – 11th Avenue SW Calgary, Alberta T2P 1M7 Attention: President Fax: 403-____________ **Dual Exploration Inc.** 1400, 333 – 5th Avenue S.W. Calgary, Alberta T2P 3B6 Attention: Land Department Fax: 403-261-3808
VIII.	Disposition of Interests (Clause 2401):	A
IX.	Recognition Upon Assignment (Clause 2404):	Deleted and replaced by 1993 CAPL Assignment Procedure

1996 PASC Accounting Procedure

1996 PASC ACCOUNTING PROCEDURE

Clause 105	Operating Fund: 10%
Clause 110	Approvals: Clause n/a; 2 Owners totaling: 65%
Clause 112	Expenditure Limitations: (a) excess of $25,000.00 (c) excess of $25,000.00
Clause 201(a) 6	Labour: Delete and replace as follows: "Salaries and wages of the Operator's employees engaged in Production Engineering who are either temporarily or permanently assigned to and directly employed off-site in direct support of Joint Operations."

Clause 202(b)	Employee Benefits – not to exceed: 25%			
Clause 207	Services: replace "warehouse" with "Warehouse" throughout			
Clause 213(b)	Camp and Housing: shall ___ shall not X			
Clause 216	Warehouse Handling: 5%			
Clause 221	Allocation Options: n/a			
Clause 302	Overhead Rates:			
	(a) For each Exploration Project:			
	(1)	5%	of first	$50,000
	(2)	3%	of next	$100,000
	(3)	1%	of costs exceeding (1) & (2)	
	For each Drilling Well:			
	(b) (1)	3%	of first	$ 50,000
	(2)	2%	of next	$ 100,000
	(3)	1%	of costs exceeding (1) and (2)	
	For each Initial Construction Project:			
	(c) (1)	5%	of first	$ 50,000
	(2)	3%	of next	$ 100,000
	(3)	1%	of costs exceeding (1) and (2)	
	For each Subsequent Construction Project:			
	(d) (1)	5%	of first	$ 50,000
	(2)	3%	of next	$ 100,000
	(3)	1%	of costs exceeding (1) and (2)	
	For Operation and Maintenance:			
	(e) (1)	10%	of the cost of the Joint Property; and	
	(2)	$150	per Producing Well per month; or	
	(3)		Flat rate per month.	
	Subclause 302(e)(2) and 302(e)(3) shall ___ shall not X			
Clause 406	Dispositions: $25,000			
Clause 406	Dispositions: replace "affiliates" with "Affiliates"			
Clause 501(b)	Dispositions: replace "warehouse" with "Warehouse"			

SCHEDULE "D"

Attached to and forming part of an Agreement dated July 4, 2006 between Dual Exploration Inc. and 1245147 Alberta Ltd.

WELL INFORMATION REQUIREMENTS

ATTACHED

WELL DATA REQUIREMENT SHEET

1245147 Alberta Ltd.
Attention: Sam Charanek
Fax: ______________

WELL NAME & LOCATION: Harmon Valley (83-19-W5M)

DRILLLING:	**COPIES REQUIRED**
Survey Plat	1
Application to Drill Well License	1
Geological Prognosis	1
Drilling Program	1
Logging, Coring, Testing Programs	1
Drilling & Geological Reports Faxed Daily	1
All Logs (field and final)	1
DST Reports	1
Core Analyses	1
3 LAS Floppy of Log	1
Abandonment Information and Log	Yes
Access to Operator's Samples	

COMPLETIONS & PRODUCTION:

Completion/Testing Programs	1
Completion Reports Faxed Daily	1
Production Test Data	1
AOF Test, Deliverability Tests, etc.	1
All Logs (field & final)	1
All Subsequent Workover/Service Reports	1

NOTE: 24 hour notice of intention to spud, core, log, test, oil & gas shows, abandon or commencement of production must be given

SEND ALL INFORMATION TO:

______________ **Office:** (403) ____________________
Fax: (403) ____________________

CONTACTS FOR THIS WELL:

Geologist: ______________

Office: (403) ____________
Home: (403) ____________
Home Fax: (403) ____________
Cell: (403) ____________
e-mail: ____________

Engineer: ______________

Office: (403) ____________
Home: (403) ____________
Home Fax: (403) ____________
Cell: (403) ____________
e-mail: ____________

SCHEDULE "E"

Attached to and forming part of an Agreement dated July 4, 2006 between Dual Exploration Inc. and 1245147 Alberta Ltd.

DRILLING AFE #_____

ATTACHED